                                          (1) Supplemental Financial Information

                              AK STEEL CORPORATION

                               THIRD QUARTER 2001

                      (Supplemental Financial Information)
                                   (Unaudited)



                             [company logo] AKSTEEL

James L. Wainscott            Gregory P. Kuzma           Roger K. Newport
Senior Vice                   Treasurer                  Controller
President and Chief
Financial Officer

(513) 425-5392                (513) 425-5792             (513) 425-5270






                              AK Steel Corporation
                               703 Curtis Street
                            Middletown, OH 45043-0001

                       [company logo] AKSteel Corporation

                       CONSOLIDATED STATEMENTS OF INCOME
                       ---------------------------------
                               THIRD QUARTER 2001

                 (Dollars in millions except per share amounts)
                                  (Unaudited)


                                                                            2000

                                              -------------------------------------------------------------------------------
                                                         First   Second     Six       Third      Nine       Fourth      Full
                                                1999    Quarter  Quarter  Months     Quarter    Months     Quarter      Year
                                              -------- -------- -------- --------- ---------- ----------- ----------- --------
 Net sales                                    $4,368.3 $1,162.0 $1,249.7 $2,411.7   $1,140.0   $3,551.7    $1,059.8   $4,611.5

 Operating costs:
 Cost of products sold                         3,503.3    958.7  1,006.0  1,964.7      918.7    2,883.4      890.3     3,773.7
 Selling and administrative expenses             309.8     64.9     67.9    132.8       65.6      198.4       69.2       267.6
 Depreciation                                    210.7     60.2     60.2    120.4       57.6      178.0       54.0       232.0
 Special charges                                  99.7        -        -        -          -          -          -           -
                                               -------  -------  -------  -------    -------    -------    -------     -------
    Total Operating costs                      4,123.5  1,083.8  1,134.1  2,217.9    1,041.9    3,259.8    1,013.5     4,273.3
                                               =======  =======  =======  =======    =======    =======    =======     =======

 Operating profit                                244.8     78.2    115.6    193.8       98.1      291.9       46.3       338.2

 Interest expense                                123.7     33.9     34.3     68.2       34.0      102.2       33.9       136.1
 Other income                                     20.8      0.4      1.1      1.5        2.0        3.5        4.5         8.0
                                               -------  -------  -------  -------    -------    -------    -------     -------
 Income before income taxes and
    extraordinary item                           141.9     44.7     82.4    127.1       66.1      193.2       16.9       210.1

 Provision for income taxes                       63.9     18.2     33.3     51.5       24.8       76.3        1.4        77.7
                                               -------  -------  -------  -------    -------    -------    -------     -------

 Income before minority interest
     & other adjustments                          78.0     26.5     49.1     75.6       41.3      116.9       15.5       132.4

 Minority interest                                 6.7        -        -        -          -          -          -           -
                                               -------  -------  -------  -------    -------    -------    -------     -------

 Income (loss) from continuing operations         71.3     26.5     49.1     75.6       41.3      116.9       15.5       132.4

 Discontinued operations - income (loss)           7.5        -        -        -          -          -          -           -
                                               -------  -------  -------  -------    -------    -------    -------     -------

 Income (loss) before extraordinary item
     and cumulative effect of a change in
     accounting                                   78.8     26.5     49.1     75.6       41.3      116.9       15.5       132.4

 Extraordinary loss                               13.4        -        -        -          -          -          -           -
 Cumulative effect of a change in accounting         -        -        -        -          -          -          -           -
                                               -------  -------  -------  -------    -------    -------    -------     -------

 Net income (loss)                                65.4     26.5     49.1     75.6       41.3      116.9       15.5       132.4

 Less preferred dividends                          7.6      0.3      0.2      0.5        0.2        0.7        0.3         1.0
                                               -------  -------  -------  -------    -------    -------    -------     -------

 Net income applicable to common stock           $57.8    $26.2    $48.9    $75.1      $41.1     $116.2      $15.2      $131.4
                                               =======  =======  =======  =======    =======    =======    =======     =======

 Other Data:
 Shipments (thousands)                         6,541.3  1,604.4  1,709.6  3,314.0    1,583.6    4,897.6    1,595.0     6,492.6
 Flat rolled selling price per ton                $648     $716     $716     $716       $695       $709       $641        $692
 Operating profit per ton (1)                      $37      $49      $68      $58        $62        $60        $29         $52
 Gross margin percentage                          19.8%    17.5%    19.5%    18.5%      19.4%      18.8%      16.0%       18.2%

 (1)  Operating profit per ton without
        merger-related charges                     $53

 (2) Sales, Cost of products sold and Flat rolled selling price per ton reflect the reclassification of freight billed to customers in accordance with EITF 00-10.


                                                                  2001

                                            -----------------------------------------------
                                              First    Second       Six      Third     Nine
                                             Quarter   Quarter     Months   Quarter   Months
                                            --------   -------- ----------- -------- ---------
 Net sales                                    $998.8  $1,022.2   $2,021.0  $1,000.1  $3,021.1

 Operating costs:
 Cost of products sold                         863.7     862.8    1,726.5     856.4   2,582.9
 Selling and administrative expenses            63.7      64.5      128.2      63.6     191.8
 Depreciation                                   59.2      59.2      118.4      58.1     176.5
 Special charges                                   -         -          -         -         -
                                               -----     -----    -------     -----   -------
    Total Operating costs                      986.6     986.5    1,973.1     978.1   2,951.2
                                               =====     =====    =======     =====   =======

 Operating profit                               12.2      35.7       47.9      22.0      69.9

 Interest expense                               34.4      33.1       67.5      33.0     100.5
 Other income                                    1.9       1.7        3.6       1.6       5.2
                                               -----     -----    -------     -----   -------
 Income before income taxes and
    extraordinary item                         (20.3)      4.3      (16.0)     (9.4)    (25.4)

 Provision for income taxes                     (7.5)      1.6       (5.9)     (3.5)     (9.4)
                                               -----     -----    -------     -----   -------

 Income before minority interest
     & other adjustments                       (12.8)      2.7      (10.1)     (5.9)    (16.0)

 Minority interest                                 -         -          -         -         -
                                               -----     -----    -------     -----   -------

 Income (loss) from continuing operations      (12.8)      2.7      (10.1)     (5.9)    (16.0)

 Discontinued operations - income (loss)           -         -          -         -         -
                                               -----     -----    -------     -----   -------

 Income (loss) before extraordinary item
     and cumulative effect of a change in
     accounting                                (12.8)      2.7      (10.1)     (5.9)    (16.0)

 Extraordinary loss                                -         -          -         -         -
 Cumulative effect of a change in accounting       -         -          -         -         -
                                               -----     -----    -------     -----   -------

 Net income (loss)                             (12.8)      2.7      (10.1)     (5.9)    (16.0)

 Less preferred dividends                        0.2       0.3        0.5       0.2       0.7
                                               -----     -----    -------     -----   -------

 Net income applicable to common stock        ($13.0)     $2.4     ($10.6)    ($6.1)   ($16.7)
                                               ======    =====     =======    ======   =======

 Other Data:
 Shipments (thousands)                       1,507.6   1,503.6    3,011.2   1,457.0   4,468.2
 Flat rolled selling price per ton              $652      $658       $655      $657      $656
 Operating profit per ton (1)                     $8       $24        $16       $15       $16
 Gross margin percentage                        13.5%     15.6%      14.6%     14.4%     14.5%


                       [company logo] AKSteel Corporation
                               EARNINGS PER SHARE
                               ------------------
                               THIRD QUARTER 2001
                 (Dollars in millions except per share amounts)
                                   (Unaudited)



                                                                                2000
                                                         -----------------------------------------------------------
                                                           First   Second     Six     Third     Nine   Fourth   Full
Earnings Per Share:                               1999    Quarter  Quarter   Months  Quarter   Months  Quarter  Year
                                               ---------- -------- ------- --------  -------  ------- -------- -------
Basic:

 Income before income taxes and adjustments   $     1.31 $  0.40 $  0.74  $   1.14 $  0.61  $   1.74 $   0.15 $   1.91
 Provision for income taxes                        (0.62)  (0.16)  (0.30)    (0.46)  (0.23)    (0.69)   (0.01)   (0.71)
                                              ---------- ------- -------  -------- -------  -------- -------- --------
 Income from continuing operations                  0.69    0.24    0.44      0.68    0.38      1.05     0.14     1.20
 Minority interest                                 (0.07)     --      --        --      --        --       --       --
 Discontinued operations                            0.07      --      --        --      --        --       --       --
 Extraordinary item                                (0.13)     --      --        --      --        --       --       --
 Cumulative effect of a change in accounting          --      --      --        --      --        --       --       --
                                              ---------- ------- -------  -------- -------  -------- -------- --------
 Net income                                   $     0.56 $  0.24 $  0.44  $   0.68 $  0.38  $   1.05 $   0.14 $   1.20
                                              ========== ======= =======  ======== =======  ======== ======== ========


Diluted:
 Income before income taxes and adjustments   $     1.31 $  0.40 $  0.74  $   1.14 $  0.61  $   1.74 $   0.15 $   1.91
 Provision for income taxes                        (0.62)  (0.16)  (0.30)    (0.46)  (0.23)    (0.69)   (0.01)   (0.71)
                                              ---------- ------- -------  -------- -------  -------- -------- --------
 Income from continuing operations                  0.69    0.24    0.44      0.68    0.38      1.05     0.14     1.20
 Minority interest                                 (0.07)     --      --        --      --        --       --       --
 Discontinued operations                            0.07      --      --        --      --        --       --       --
 Extraordinary item                                (0.13)     --      --        --      --        --       --       --
 Cumulative effect of a change in accounting          --      --      --        --      --        --       --       --
                                              ---------- ------- -------  -------- -------  -------- -------- --------
 Net income                                   $     0.56 $  0.24 $  0.44  $   0.68 $  0.38  $   1.05 $   0.14 $   1.20
                                              ========== ======= =======  ======== =======  ======== ======== ========




Weighted Average Shares Outstanding (millions):
     Basic                                          102.4   111.2   110.7    110.9   108.7     110.1    107.6    109.5
     Diluted                                        102.9   111.3   111.5    111.7   109.4     110.9    107.6    109.6

Earnings Per Share without merger-related charges:

     Basic                                     $     1.41
     Diluted                                   $     1.39





                                                                            2001

                                               ---------------------------------------------
                                                First   Second     Six      Third      Nine
Earnings Per Share:                            Quarter  Quarter   Months    Quarter    Months
                                               -------  --------  --------  -------   -------
Basic:

 Income before income taxes and adjustments     $(0.19)  $  0.04  $(0.15) ($    0.09)  $  (0.24)
 Provision for income taxes                       0.07     (0.02)   0.05        0.03       0.08
                                                ------   -------  ------   ---------   --------
 Income from continuing operations               (0.12)     0.02   (0.10)      (0.06)     (0.16)
 Minority interest                                  --        --      --          --         --
 Discontinued operations                            --        --      --          --         --
 Extraordinary item                                 --        --      --          --         --
 Cumulative effect of a change in accounting        --        --      --          --         --
                                                ------   -------  ------   ---------   --------
 Net income                                     $(0.12)  $  0.02 $ (0.10)  $   (0.06)  $  (0.16)
                                                ======   ======= ========  =========   ========


Diluted:
 Income before income taxes and adjustments    $(0.19)  $  0.04  $ (0.15) ($    0.09)  $  (0.24)
 Provision for income taxes                      0.07     (0.02)    0.05        0.03       0.08
                                               ------    ------  -------   ---------   --------
 Income from continuing operations              (0.12)     0.02    (0.10)      (0.06)     (0.16)
 Minority interest                                 --        --       --         --         --
 Discontinued operations                           --        --       --         --         --
 Extraordinary item                                --        --       --         --         --
 Cumulative effect of a change in accounting       --        --       --         --         --
                                               ------   ------- --------   ---------    -------
 Net income                                    $(0.12)  $  0.02  $ (0.10)  $   (0.06)  $  (0.16)
                                               ======   ======= ========   =========   ========




Weighted Average Shares Outstanding (millions):
     Basic                                      107.8    107.8     107.8       107.7      107.8
     Diluted                                    107.8    108.0     107.8       107.7      107.8

Earnings Per Share without merger-related charges:

     Basic
     Diluted


                       [company logo] AKSteel Corporation

                          CONSOLIDATED BALANCE SHEETS

                               ------------------
                 (Dollars in millions except per share amounts)
                                  (Unaudited)

                                                   1999                    2000                               2001
                                                 -------   ----------------------------------------   ----------------------------
                                                 Dec. 31   Mar. 31   June 30    Sep. 30     Dec. 31    Mar. 31   June 30   Sep. 30
                                                 -------   -------   -------    -------    --------   --------  --------   -------
Current Assets


Cash, cash equivalents and short-term
  investments                                     $54.4      $56.9    $141.5     $147.3       $86.8      $44.0    $105.5     $64.7
Accounts and notes receivables - net              507.2      519.0     591.8      590.7       517.7      486.3     517.8     530.6
Inventories - net                                 797.6      798.6     776.0      855.2       848.4      789.5     803.6     868.3
Other current assets                               73.3       72.5      75.7       95.9        68.9       76.6      88.8     103.3
                                                -------    -------   -------    -------     -------    -------   -------   -------
Total Current Assets                            1,432.5    1,447.0   1,585.0    1,689.1     1,521.8    1,396.4   1,515.7   1,566.9
                                                -------    -------   -------    -------     -------    -------   -------   -------

Property, plant and equipment                   4,573.5    4,606.5   4,633.3    4,646.7     4,682.4    4,703.7   4,728.4   4,777.5
Accumulated depreciation                       (1,585.7)  (1,645.5) (1,701.9)  (1,749.6)   (1,796.7)  (1,855.8) (1,915.0) (1,965.1)
                                                -------    -------   -------    -------     -------    -------   -------   -------

Property, plant and equipment - net             2,987.8    2,961.0   2,931.4    2,897.1     2,885.7    2,847.9   2,813.4   2,812.4
Other                                             806.8      798.5     770.8      756.2       832.3      843.9     831.6     846.8
                                                -------    -------   -------    -------     -------    -------   -------   -------
Total Assets                                   $5,227.1   $5,206.5  $5,287.2   $5,342.4    $5,239.8   $5,088.2  $5,160.7  $5,226.1
                                               ========   ========  ========   ========    ========   ========  ========  ========

Liabilities and Shareholders' Equity
Current Liabilities

Notes payable                                  $      -     $    -   $     -    $     -     $     -    $     -   $     -   $     -
Accounts payable                                  496.0      479.1     502.4      536.3       498.3      383.6     483.7     507.4
Other accruals                                    297.3      269.3     311.0      311.6       262.2      228.3     262.5     304.3
Current portion of long-term debt                   5.9        5.9       3.3        3.3        63.2       63.2      63.3      63.3
Current portion of pension & postretirement
  benefit obligation                               68.8       68.8      66.5       66.5        66.6       66.6      66.5      66.6
                                                -------    -------   -------    -------     -------    -------   -------   -------

Total Current Liabilities                         868.0      823.1     883.2      917.7       890.3      741.7     876.0     941.6
                                                -------    -------   -------    -------     -------    -------   -------   -------

Long-term debt                                  1,451.0    1,450.8   1,450.6    1,450.3     1,387.6    1,387.5   1,387.3   1,401.8
Pension & postretirement benefit obligation     1,416.3    1,416.9   1,422.2    1,426.0     1,420.2    1,427.8   1,438.4   1,444.7
Other liabilities                                 214.0      220.4     220.4      229.5       222.4      228.5     190.1     188.9
                                                -------    -------   -------    -------     -------    -------   -------   -------

Total Liabilities                               3,949.3    3,911.2   3,976.4    4,023.5     3,920.5    3,785.5   3,891.8   3,977.0
                                                -------    -------   -------    -------     -------    -------   -------   -------

Shareholders' Equity

Preferred stock - 259,481 shares outstanding       14.9       14.9      12.5       12.5        12.5       12.5      12.5      12.5
Common stock - authorized 200,000,000 shares
 of $.01 par value each; 115,998,269 shares
 issued; 107,726,026 shares outstanding             1.2        1.2       1.2        1.2         1.2        1.2       1.2       1.2

Additional paid-in capital                      1,793.6    1,799.1   1,800.3    1,801.5     1,803.2    1,803.7   1,804.7   1,805.9
Treasury stock 8,272,243 shares at cost           (80.2)     (80.5)    (98.2)    (119.3)     (119.4)    (119.7)   (120.3)   (120.4)
Retained earnings                                (451.7)    (439.4)   (405.0)    (377.0)     (378.2)    (395.0)   (429.2)   (450.1)
                                                -------    -------   -------    -------     -------    -------   -------   -------

Total Shareholders' Equity                      1,277.8    1,295.3   1,310.8    1,318.9     1,319.3    1,302.7   1,268.9   1,249.1
                                                -------    -------   -------    -------     -------    -------   -------   -------


Total Liabilities and Shareholders' Equity     $5,227.1   $5,206.5  $5,287.2   $5,342.4    $5,239.8   $5,088.2  $5,160.7  $5,226.1
                                               ========   ========  ========   ========    ========   ========  ========  ========

Book Value per Common Share Assuming Full
  Conversion                                     $12.27     $11.50    $11.62     $11.78      $11.93     $11.97    $11.65    $11.48
                                               ========   ========  ========   ========    ========    =======  ========  ========


                       [company logo] AKSteel Corporation

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                               ------------------
                              (Dollars in millions)
                                   (Unaudited)


                                                                               2000
                                               --------------------------------------------------------------------
                                                       First   Second    Six      Third   Nine      Fourth    Full
                                               1999   Quarter  Quarer   Months   Quarter Months     Quarter   Year
                                               ------ -------  -------  ------   ------- --------   -------  ------

 Cash Flow From Operating Activities:

  Net income (loss) .......................  $   65.4 $  26.5 $   49.1 $   75.6 $   41.3 $  116.9 $   15.5 $  132.4
  Depreciation ............................     210.7    60.2     60.2    120.4     57.6    178.0     54.0    232.0
  Amortization ............................      16.4     3.9      3.9      7.8      3.9     11.7      4.3     16.0
  Non-cash taxes ..........................      57.7    16.0     29.6     45.6     25.4     71.0     20.4     91.4
  Special charges .........................      99.7      --       --       --       --       --       --       --
  Working capital .........................    (179.3)  (57.2)     4.0    (53.2)   (42.3)   (95.5)    (6.9)  (102.4)
  Other ...................................     (21.3)   (0.6)     5.0      4.4     (7.4)    (3.0)   (36.5)   (39.5)
                                               ------- ------- -------- -------- -------- -------- -------- --------

  Net Cash Flow From Operating Activities..     249.3    48.8    151.8    200.6     78.5    279.1     50.8    329.9
                                               ------- ------- -------- -------- -------- -------- -------- --------
  Cash Flow From Investing Activities:

  Capital investments .....................    (315.8)  (32.7)   (31.4)   (64.1)   (22.6)   (86.7)   (48.5)  (135.2)
  Capital investments - capitalized interest    (21.4)   (0.7)    (0.5)    (1.2)    (0.6)    (1.8)    (0.7)    (2.5)
  Other ...................................       7.1     0.6      2.2      2.8    (14.0)   (11.2)   (44.9)   (56.1)
                                              ------- ------- -------- -------- -------- -------- -------- --------
  Net Cash Flow From Investing Activities .    (330.1)  (32.8)   (29.7)   (62.5)   (37.2)   (99.7)   (94.1)  (193.8)
                                              ------- ------- -------- -------- -------- -------- -------- --------

  Cash Flow From Financing Activities:

  Short-term borrowings, net ..............        --      --       --       --       --       --       --       --
  Principal payments on long-term debt ....    (517.7)   (0.2)    (2.7)    (2.9)    (0.3)    (3.2)    (2.8)    (6.0)
  Proceeds from issuance of long-term debt      460.0      --       --       --       --       --       --       --

  Proceeds from issuing stock .............      16.7     1.6       --      1.6       --      1.6       --      1.6
  Purchase of stock .......................      (1.5)   (0.3)   (19.9)   (20.2)   (21.1)   (41.3)    (0.1)   (41.4)
  Sale of treasury stock ..................       8.0      --       --       --       --       --       --       --
  Redemption of preferred stock ...........    (115.8)     --       --       --       --       --       --       --
  Preferred stock dividends ...............      (7.6)   (0.3)    (0.2)    (0.5)    (0.2)    (0.7)    (0.3)    (1.0)
  Common stock dividends ..................     (35.1)  (13.9)   (13.9)   (27.8)   (13.7)   (41.5)   (13.4)   (54.9)
  Premium & expenses on retirement of debt      (13.1)     --       --       --       --       --       --       --
  Expenses of issuing new debt ............     (10.8)     --       --       --       --       --       --       --
  Other ...................................      (1.6)   (0.4)    (0.8)    (1.2)    (0.2)    (1.4)    (0.6)    (2.0)
                                              ------- ------- -------- -------- -------- -------- -------- --------

  Net Cash Flow From Financing Activities .    (218.5)  (13.5)   (37.5)   (51.0)   (35.5)   (86.5)   (17.2)  (103.7)
                                              ------- ------- -------- -------- -------- -------- -------- --------

  Net Increase (Decrease) in Cash .........    (299.3)    2.5     84.6     87.1      5.8     92.9    (60.5)    32.4

  Cash, Cash Equivalents and Short-Term
    Investments - Beginning ...............     353.7    54.4     56.9     54.4    141.5     54.4    147.3     54.4
                                             -------- ------- -------- -------- -------- -------- -------- --------

  Cash, Cash Equivalents and Short-Term
    Investments - Ending ..................  $   54.4 $  56.9 $  141.5 $  141.5 $  147.3 $  147.3 $   86.8 $   86.8
                                             ======== ======= ======== ======== ======== ======== ======== =======



                                                                 2001
                                             --------------------------------------------
                                               First     Second    Six     Third  Nine
                                               Quarter   Quarter  Months  Quarter Months
                                             ----------  ------ --------  ------- -------

 Cash Flow From Operating Activities:

  Net income (loss) .......................  $ (12.8)$    2.7 $  (10.1)$   (5.9)$  (16.0)
  Depreciation ............................     59.2     59.2    118.4     58.1    176.5
  Amortization ............................      4.1      4.0      8.1      3.4     11.5
  Non-cash taxes ..........................     (7.5)     1.9     (5.6)    (3.9)    (9.5)
  Special charges .........................       --       --       --       --       --
  Working capital .........................    (63.4)    49.0    (14.4)   (30.9)   (45.3)
  Other ...................................      5.0    (47.7)   (42.7)   (24.2)   (66.9)
                                              ------- -------- -------- -------- --------

  Net Cash Flow From Operating Activities..    (15.4)    69.1     53.7     (3.4)    50.3
                                              ------- -------- -------- -------- --------
  Cash Flow From Investing Activities:

  Capital investments .....................    (20.8)   (24.0)   (44.8)   (19.8)   (64.6)
  Capital investments - capitalized interest    (0.6)    (0.6)    (1.2)    (0.8)    (2.0)
  Other ...................................      0.8     25.4     26.2    (17.0)     9.2
                                             ------- -------- -------- -------- --------
  Net Cash Flow From Investing Activities .    (20.6)     0.8    (19.8)   (37.6)   (57.4)
                                             ------- -------- -------- -------- --------

  Cash Flow From Financing Activities:

  Short-term borrowings, net ..............       --       --       --       --       --
  Principal payments on long-term debt ....     (0.2)    (0.1)    (0.3)    (0.2)    (0.5)
  Proceeds from issuance of long-term debt        --       --       --       --       --

  Proceeds from issuing stock .............       --       --       --       --       --
  Purchase of stock .......................     (0.4)    (0.6)    (1.0)    (0.1)    (1.1)
  Sale of treasury stock ..................       --       --       --       --       --
  Redemption of preferred stock ...........       --       --       --       --       --
  Preferred stock dividends ...............     (0.2)    (0.3)    (0.5)    (0.2)    (0.7)
  Common stock dividends ..................     (6.8)    (6.7)   (13.5)  --        (13.5)
  Premium & expenses on retirement of debt        --       --       --       --       --
  Expenses of issuing new debt ............       --       --       --       --       --
  Other ...................................      0.8     (0.7)     0.1      0.7      0.8
                                             ------- -------- -------- -------- --------

  Net Cash Flow From Financing Activities .     (6.8)    (8.4)   (15.2)     0.2    (15.0)
                                             ------- -------- -------- -------- --------

  Net Increase (Decrease) in Cash .........    (42.8)    61.5     18.7    (40.8)   (22.1)

  Cash, Cash Equivalents and Short-Term
    Investments - Beginning ...............     86.8     44.0     86.8    105.5     86.8
                                             ------- -------- -------- -------- --------

  Cash, Cash Equivalents and Short-Term
    Investments - Ending ..................  $  44.0 $  105.5 $  105.5 $   64.7 $   64.7
                                             ======= ======== ======== ======== ========


                       [company logo] AKSteel Corporation
                                STEEL SHIPMENTS
                                ---------------
                               THIRD QUARTER 2001
                                  (Unaudited)


                                                                                    2000
                                        -------------------------------------------------------------------------------------------
                                           First        Second        Six          Third        Nine        Fourth        Full
                              1999        Quarter      Quarter       Months       Quarter      Months       Quarter       Year
                           ------------ ------------  -----------  -----------  ------------ ------------ ------------ ------------
Tons Shipped by
 Product (000's)
Stainless/Electrical           1,043.8        299.0        303.3        602.3         272.1        874.4        250.3      1,124.7
Coated                         2,896.2        708.1        758.1      1,466.2         687.0      2,153.2        661.4      2,814.6
Cold Rolled                    1,148.0        335.5        375.6        711.1         402.4      1,113.5        431.0      1,544.5
Tubular                          287.6         86.3         84.3        170.6          75.6        246.2         75.2        321.4
Hot Rolled                       831.4         93.3        111.1        204.4          61.2        265.6         99.6        365.2
Secondary                        334.3         82.2         77.2        159.4          85.3        244.7         77.5        322.2
                           ------------ ------------  -----------  -----------  ------------ ------------ ------------ ------------
Total Shipments                6,541.3      1,604.4      1,709.6      3,314.0       1,583.6      4,897.6      1,595.0      6,492.6
                           ============ ============  ===========  ===========  ============ ============ ============ ============

Shipments by Product (%)
Stainless/Electrical             16.0%        18.6%        17.8%        18.2%         17.2%        17.9%        15.7%        17.3%
Coated                           44.3%        44.1%        44.3%        44.2%         43.4%        44.0%        41.5%        43.4%
Cold Rolled                      17.5%        20.9%        22.0%        21.5%         25.4%        22.7%        27.0%        23.8%
Tubular                           4.4%         5.4%         4.9%         5.1%          4.8%         5.0%         4.7%         5.0%
Hot Rolled                       12.7%         5.8%         6.5%         6.2%          3.8%         5.4%         6.2%         5.6%
Secondary                         5.1%         5.2%         4.5%         4.8%          5.4%         5.0%         4.9%         4.9%
                           ------------ ------------  -----------  -----------  ------------ ------------ ------------ ------------
Total Shipments                 100.0%       100.0%       100.0%       100.0%        100.0%       100.0%       100.0%       100.0%
                           ============ ============  ===========  ===========  ============ ============ ============ ============



                                                                2001
                                  ----------------------------------------------------------------
                                     First       Second         Six         Third         Nine
                                    Quarter      Quarter      Months       Quarter       Months
                                  ------------ ------------ ------------ ------------  -----------
Tons Shipped by Product (000's)
Stainless/Electrical                    239.9        243.4        483.3        235.9        719.2
Coated                                  707.1        733.5      1,440.6        671.5      2,112.1
Cold Rolled                             368.0        360.1        728.1        368.3      1,096.4
Tubular                                  69.8         64.0        133.8         83.4        217.2
Hot Rolled                               50.5         27.4         77.9         21.4         99.3
Secondary                                72.3         75.2        147.5         76.5        224.0
                                  ------------ ------------ ------------ ------------  -----------
Total Shipments                       1,507.6      1,503.6      3,011.2      1,457.0      4,468.2
                                  ============ ============ ============ ============  ===========

Shipments by Product (%)
Stainless/Electrical                    15.9%        16.2%        16.1%        16.2%        16.1%
Coated                                  46.9%        48.8%        47.8%        46.1%        47.3%
Cold Rolled                             24.4%        23.9%        24.2%        25.3%        24.5%
Tubular                                  4.6%         4.3%         4.4%         5.7%         4.9%
Hot Rolled                               3.3%         1.8%         2.6%         1.5%         2.2%
Secondary                                4.9%         5.0%         4.9%         5.2%         5.0%
                                  ------------ ------------ ------------ ------------  -----------
Total Shipments                        100.0%       100.0%       100.0%       100.0%       100.0%
                                  ============ ============ ============ ============  ===========